UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2016

PATTERN ENERGY GROUP INC.

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(Exact name of registrant as specified in its charter)

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Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Pier 1, Bay 3

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on August 8, 2016, Pattern Energy Group Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with RBC Dominion Securities Inc., BMO Capital Markets Corp. and Morgan Stanley & Co. LLC, acting as representatives of the several underwriters named therein (collectively, the “Underwriters”) relating to the public offering by the Company of 10,000,000 shares of its Class A common stock. Pursuant to the Underwriting Agreement, the Underwriters have a 30-day option to purchase from the Company up to an additional 1,500,000 shares of its Class A common stock to cover over-allotments, if any, at the public offering price less the underwriting discounts and commissions.

On August 17, 2016, the Underwriters notified the Company that they have elected to partially exercise their option and purchase 1,300,000 shares of the Company’s Class A common stock (the “Option Shares”).

The offering was made in the United States pursuant to an automatically effective shelf registration statement on Form S-3 that the Company filed with the Securities and Exchange Commission (the “SEC”) on October 8, 2014 (File No. 333-199217). A prospectus supplement relating to the offering was filed with the SEC. The offering was made in Canada pursuant to a supplement to the Company’s MJDS shelf prospectus, which was filed with applicable Canadian securities regulatory authorities. The closing for the Option Shares is expected to take place on August 22, 2016 and the net proceeds of the sale of the Option Shares, after deducting underwriting discounts and commissions, are expected to be approximately $29.8 million.

A copy of the legal opinion and consent of Davis Polk & Wardwell LLP relating to the Option Shares is attached as Exhibit 5.1 hereto.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, including statements regarding the public offering. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, including conditions to closing this offering, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors included in the Company’s annual report on Form 10-K for the year ended December 31, 2015 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016. The risk factors could cause actual events or the Company’s actual results to differ materially from those contained in any forward-looking statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Davis Polk & Wardwell LLP
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2016

PATTERN ENERGY GROUP INC.
By:	/s/ Dyann S. Blaine
	Name:	Dyann S. Blaine
	Title:	Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Davis Polk & Wardwell LLP
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)